                                                                    DRAFT 9/9/96



                                ACE LIMITED 1996
                            REPLACEMENT OPTION PLAN

                               TABLE OF CONTENTS



SECTION 1  1
     GENERAL  1
     1.1.   Purpose  1
     1.2.   Participation  1
     1.3.   Operation and Administration  1

SECTION 2  1
     OPTIONS  1
     2.1.   Definition  1
     2.2.   Eligibility  1
     2.3.   Price  2
     2.4.   Exercise  2
     2.5.   Expiration Date  3
     2.6.   Termination of Employment  3
     2.7.   Termination as Non-Employee Director  3
     2.8.   Pre-Effective Date Terminations  4

SECTION 3

                  OPERATION AND ADMINISTRATION  4
     3.1.   Effective Date  4
     3.2.   Adjustments to Shares  4
     3.3.   Limit on Distribution  7
     3.4.   Withholding  7
     3.5.   Distributions to Disabled Persons  8
     3.6.   Transferability  8
     3.7.   Administration  8
     3.8.   Notices  8
     3.9.   Form and Time of Elections  8
     3.10.  Agreement With Company  8
     3.11.  Limitation of Implied Rights  9
     3.12.  Benefits Under Qualified Retirement Plans  9
     3.13.  Evidence  9
     3.14.  Action by Employers  9
     3.15.  Gender and Number 10


SECTION 4 10
     CHANGE IN CONTROL 10

SECTION 5 10
     COMMITTEE 10
     5.1.  Selection of Committee 10
     5.2.  Powers of Committee 10
     5.3.  Delegation by Committee 11
     5.4.  Information to be Furnished to Committee 11
     5.5.  Liability and Indemnification of Committee 11

SECTION 6 12
     AMENDMENT AND TERMINATION 12


SECTION 7 12
     DEFINED TERMS 12
       Board 12
       Cause 12
       Change in Control 12
       Code 13
       Date of Termination 13
       Disability 14
       Dollars 14
       Effective Date 14
       Employer 14
       Fair Market Value 14
       Non-Employee Director 14
       Qualified Retirement Plan 14
       Related Companies 14
       Replacement Option 15
       Retirement 15
       SEC 15
       Stock 15

                                ACE LIMITED 1996
                            REPLACEMENT OPTION PLAN
                            -----------------------



                                   SECTION 1
                                   ---------


                                    GENERAL
                                    -------


     Purpose. The ACE Limited 1996 Replacement Option Plan (the "Plan") has been established by ACE Limited (the "Company") to award Replacement Options in satisfaction of its obligation under Section 5.11 of the Agreement and Plan of Amalgamation, dated as of March 14, 1996, as amended (the "Amalgamation Agreement") by and among the Company, TRCL Acquisition Limited, and Tempest Reinsurance Company Limited ("Tempest").


     Participation. Subject to the terms and conditions of the Plan, participation in the Plan shall be limited to those persons entitled to Replacement Options pursuant to the Amalgamation Agreement.


     Operation and Administration. The operation and administration of the Plan, including the Replacement Options granted under the Plan, shall be subject to the provisions of Section 3. Capitalized terms in the Plan shall be defined as set forth in Section 7 or elsewhere in the Plan.


                                    SECTION
                                    -------


                                    OPTIONS
                                    -------


     Definition. The grant of a Replacement Option under this Section 2 entitles the Participant to purchase shares of Stock at a price fixed at the time the Replacement Option is granted, as determined in accordance with the Amalgamation Agreement, subject to the terms of this Section 2. Options granted under this Section 2 shall be Non-Qualified Options. A "Non-Qualified Option" is an option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.


     Eligibility. Replacement Options shall be awarded by the Committee under this Section 2 to the extent required by the terms of the Amalgamation Agreement. Individuals to whom Replacement Options are granted shall thereby become "Participants" in the Plan, and the Committee shall determine the number of shares of Stock to be subject to each such Replacement Option, all in accordance with the terms of the Amalgamation Agreement.


     Price. The determination and payment of the purchase price of a share of Stock under each Replacement Option granted under this Section 2 shall be subject to the following:


     The purchase price shall be established by the Committee in accordance with the Amalgamation Agreement.


     Subject to the following provisions of this subsection 2.3, the full purchase price of each share of Stock purchased upon the exercise of any Replacement Option shall be paid at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto.


     The purchase price shall be payable in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, as determined by the Committee.


     A Participant may elect to pay the purchase price upon the exercise of an Replacement Option through a cashless exercise arrangement as may be established by the Committee.

     Exercise. Except as otherwise expressly provided in the Plan, a Replacement Option granted under this Section 2 shall be exercisable in accordance with the following terms of this subsection 2.4:


     The terms and conditions relating to exercise of a Replacement Option shall be established by the Committee, subject to the terms of the Amalgamation Agreement.

     Each Replacement Option granted under the Plan shall be exercisable at the time fixed by the Committee when the Replacement Option is granted, provided that the time so fixed shall be in accordance with the requirements of the Plan and the Amalgamation Agreement.

     Any portion of the Replacement Option that is exercisable may be exercised in whole or in part by filing a written notice with the Secretary of the Company at its corporate headquarters, provided that the notice is filed prior to the date the Replacement Option expires. Such notice shall specify the number of shares of Stock which the Participant elects to purchase, and shall be accompanied by payment of the purchase price for such shares of Stock indicated by the Participant's election. Subject to the provisions of subsection 2.3, payment shall be by cash or by check payable to the Company, or by shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof.

     Expiration Date. The "Expiration Date" with respect to a Replacement Option means the date established as the Expiration Date by the Committee at the time of the grant of the Replacement Options all in accordance with the terms of the Amalgamation Agreement; provided that Replacement Options will not be exercisable after the expiration of ten (10) years from the date of grant of the option which the Replacement Option is replacing in accordance with the terms of the Amalgamation Agreement.

     Termination of Employment. Unless otherwise set forth in the agreement evidencing the grant of the Replacement Option, in the event that a Date of Termination occurs with respect to a Participant, any outstanding Replacement Options held by such Participant shall terminate as follows:


     If the Participant's Date of Termination occurs by reason of his death, Disability or Retirement, the Replacement Option (to the extent exercisable at the time of the Participant's Date of Termination) shall be exercisable for a period of one (1) year following such Date of Termination, and shall thereafter terminate.


     If the Participant's Date of Termination occurs for Cause, the Replacement Option shall terminate on the date of the Participant's Date of Termination.


     If the Participant's Date of Termination occurs for any other reason, the Replacement Option (to the extent exercisable at the time of the Participant's Date of Termination) shall be exercisable for a period of ninety (90) days following such Date of Termination, and shall thereafter terminate.


     Notwithstanding the foregoing, the Board may, in its discretion, provide that the Replacement Option may be exercised after the periods provided for in this Section 2, but in no event beyond the term of the Replacement Option.


     Termination as Non-Employee Director. Subject to the terms of this subsection 2.7, each Replacement Option granted to a Non-Employee Director shall be for a term of ten (10) years from the date of grant of the option which the Replacement Option is replacing in accordance with the terms of the Amalgamation Agreement. Upon the cessation of a Non-Employee Director's membership on the Board of Directors of the Company or any Related Company for any reason other than for Cause, Replacement Options granted to such Non-Employee Director shall expire upon the earlier of (i) three (3) years from the date of such cessation of Board membership or (ii) expiration of the term of the Replacement Option. The Board may not provide for an extended exercise period beyond the periods set forth in this subsection 2.7. Replacement Options granted to a Non-Employee Director whose membership on the Board of Directors of the Company or any Related Company is terminated for Cause shall expire on the date of such termination.

     Pre-Effective Date Terminations. If an individual's employment with Tempest and any Subsidiary, as determined under the terms of the Tempest Reinsurance Company 1994 Stock Option Plan ("Tempest Plan") terminates prior to the Effective Date, or, if an individual who was a non-employee director under the Tempest Plan ceases membership on the Board of Directors of Tempest prior to the Effective Date, and immediately prior to the Effective Date, the individual held an unexercised option of the type which the Replacement Option is replacing in accordance with the terms of the Amalgamation Agreement, than such unexercised option shall be replaced in accordance with Section 2 of the Plan, subject to the terms of the Plan, and treating the dates on which the individual terminated employment with Tempest and its Subsidiaries as the individual's Date of Termination under this Plan (or with respect to a non-employee director, treating the date of his cessation of membership on the Board of Directors of Tempest as a cessation of membership on the Board under this Plan); provided, however, that nothing in this Plan shall be construed to (i) extend the time during which such option is exercisable to a date that is later than the date on which it would cease to be exercisable in the absence of the transaction contemplated by the Amalgamation Agreement, or (ii) permit the exercise of any portion of such option that would not be exercisable in the absence of the transaction contemplated by the Amalgamation Agreement.


                                    SECTION
                                    -------


                          OPERATION AND ADMINISTRATION
                          ----------------------------


     Effective Date. Subject to the terms of the Amalgamation Agreement, the Plan shall be effective as of the Effective Date. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Replacement Options under it are outstanding.


     Adjustments to Shares.


     If the Company shall effect any subdivision or consolidation of shares of Stock or other capital readjustment, payment of stock dividend, stock split, combination of shares or recapitalization or other increase or reduction of the number of shares of Stock outstanding without receiving compensation therefor in money, services or property, then the Committee shall adjust (i) the number of shares available under any limits; (ii) the number of shares of Stock subject to outstanding Replacement Options; and
     (iii) the per-share price under any outstanding Replacement Option to the extent that the Participant is required to pay a purchase price per share with respect to the Replacement Option.


     If the Company is reorganized, merged or consolidated or is party to a plan of exchange with another corporation, pursuant to which reorganization, merger, consolidation or plan of exchange the shareholders of the Company receive any shares of stock or other securities or property, or the Company shall distribute securities of another corporation to its shareholders, there shall be substituted for the shares subject to outstanding Replacement Options an appropriate number of shares of each class of stock or amount of other securities or property which were distributed to the shareholders of the Company in respect of such shares, subject to the following:


        If the Committee determines that the substitution described in accordance with the foregoing provisions of this paragraph (b) would not be fully consistent with the purposes of the Plan or the purposes of the outstanding Replacement Options under the Plan, the Committee may make such other adjustments to the Replacement Options to the extent that the Committee determines such adjustments are consistent with the purposes of the Plan and of the affected Replacement Options.


        All or any of the Replacement Options may be cancelled by the Committee on or immediately prior to the effective date of the applicable transaction, but only if the Committee gives reasonable advance notice of the cancellation to each affected Participant, and only if either: (A) the Participant is permitted to exercise the Replacement Option for a reasonable period prior to the effective date of the cancellation; or (B) the Participant receives payment or other benefits that the Committee determines to be reasonable compensation for the value of the cancelled Replacement Options.

        Upon the occurrence of a reorganization of the Company or any other event described in this paragraph (b), any successor to the Company shall be substituted for the Company to the extent that the Company and the successor agree to such substitution.


     Upon (or, in the discretion of the Committee, immediately prior to) the sale to (or exchange with) a third party unrelated to the Company of all or substantially all of the assets of the Company, all Replacement Options shall be cancelled. If Replacement Options are cancelled under this paragraph (c), then, with respect to any affected Participant, either:


        the Participant shall be provided with reasonable advance notice of the cancellation, and the Participant shall be permitted to exercise the Replacement Option for a reasonable period prior to the effective date of the cancellation; or


        the Participant shall receive payment or other benefits that the Committee determines to be reasonable compensation for the value of the cancelled Replacement Options.


     The foregoing provisions of this paragraph (c) shall also apply to the sale of all or substantially all of the assets of the Company to a related party, if the Committee determines such application is appropriate.


     In determining what action, if any, is necessary or appropriate under the foregoing provisions of this subsection 3.2, the Committee shall act in a manner that it determines to be consistent with the purposes of the Plan and of the affected Replacement Options and, where applicable or otherwise appropriate, in a manner that it determines to be necessary to preserve the benefits and potential benefits of the affected Replacement Options for the Participants and the Employers.


     The existence of this Plan and the Replacement Options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.


     Except as expressly provided by the terms of this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to Replacement Options then outstanding hereunder.


     Replacement Options under the Plan are subject to adjustment under this subsection 3.2 only during the period in which they are considered to be outstanding under the Plan. For purposes of this subsection 3.2, a Replacement Option is considered "outstanding" on any date if the Participant's ability to obtain all benefits with respect to the Replacement Option is subject to limits imposed by the Plan (including any limits imposed by the agreement evidencing the grant of the Replacement Option). The determination of whether a Replacement Option is outstanding shall be made by the Committee.


     Limit on Distribution. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:


     Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.


     In the case of a Participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, the Committee may, at any time, add such conditions and limitations to any Replacement Option to such Participant, or any feature of any such Replacement Option, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.


     To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Stock, the transfer of such shares may, at the direction of the Committee, be effected on a non-certificated basis, to the extent not prohibited by the provisions of Rule 16b-3, applicable local law, the applicable rules of any stock exchange, or any other applicable rules.


     Withholding. All Replacement Options and other payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of shares of Stock which the Participant already owns, or to which a Participant is otherwise entitled under the Plan.

     Distributions to Disabled Persons. Notwithstanding any other provision of the Plan, if, in the Committee's opinion, a Participant or other person entitled to benefits under the Plan is under a legal disability or is in any way incapacitated so as to be unable to manage his financial affairs, the Committee may direct that payment be made to a relative or friend of such person for his benefit until claim is made by a conservator or other person legally charged with the care of his person or his estate, and such payment or distribution shall be in lieu of any such payment to such Participant or other person. Thereafter, any benefits under the Plan to which such Participant or other person is entitled shall be paid to such conservator or other person legally charged with the care of his person or his estate.


     3.6. Transferability. Replacement Options under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO"). To the extent that the Participant who receives a Replacement Option under the Plan has the right to exercise such Replacement Option, the Replacement Option may be exercised during the lifetime of the Participant only by the Participant.


     3.7. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with Section 5.


     3.8. Notices. Any notice or document required to be filed with the Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of the Company, at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

     3.9. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     3.10. Agreement With Company. At the time a Replacement Option is granted to a Participant under the Plan, the Committee will require a Participant to enter into an agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan and the Amalgamation Agreement, as the Committee may, in its sole discretion, prescribe.

     3.11.  Limitation of Implied Rights.

     (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Employers whatsoever, including, without limitation, any specific funds, assets, or other property which the Employers, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Employers. Nothing contained in the Plan shall constitute a guarantee by any of the Employers that the assets of the Employers shall be sufficient to pay any benefits to any person.

     (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of an Employer or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Replacement Option under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights.

     3.12. Benefits Under Qualified Retirement Plans. Replacement Options to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant's benefits under any Qualified Retirement Plan.

     3.13. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     3.14. Action by Employers. Any action required or permitted to be taken by any Employer shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by the provisions of Rule 16b-3, applicable local law, the applicable rules of any stock exchange, or any other applicable rules) by a duly authorized officer of the Employer.

     3.15. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.


                                   SECTION 4
                                   ---------

                               CHANGE IN CONTROL
                               -----------------

     Subject to the provisions of subsection 3.2 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the agreement evidencing the grant of the applicable Replacement Option, upon the occurrence of a Change in Control all outstanding Replacement Options shall become fully exercisable.


                                   SECTION 5
                                   ---------

                                   COMMITTEE
                                   ---------

     5.1. Selection of Committee. The Committee shall be selected by the Board, and shall consist of not less than two members of the Board.

     5.2. Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

     (a) Subject to the provisions of the Plan and the Amalgamation Agreement, the Committee will have the authority and discretion to select individuals to receive Replacement Options, to determine the time or times of receipt, to determine the types of Replacement Options and the number of shares covered by the Replacement Options, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Replacement Options, and to cancel or suspend Replacement Options. In making such Replacement Option determinations, the Committee may take into account the nature of services rendered by the respective individual, his present and potential contribution to the Company's success and such other factors as the Committee deems relevant.


     (b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

     (c) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

     (d) Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Replacement Option, such determination shall be made at the time the Replacement Option is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Replacement Option is granted and is expressly stated in the agreement evidencing the grant of the Replacement Option).

     5.3. Delegation by Committee. Except to the extent prohibited by the provisions of Rule 16b-3, applicable local law, the applicable rules of any stock exchange, or any other applicable rules, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     5.4. Information to be Furnished to Committee. The Employers and Related Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Employers and Related Companies as to an employee's or Participant's employment or service as a director, termination of employment or termination as a director, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

     5.5. Liability and Indemnification of Committee. No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the Employers be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of the Employers. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Employers, to the fullest extent permitted by law, against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.


                                   SECTION 6
                                   ---------

                           AMENDMENT AND TERMINATION
                           -------------------------

     The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 3.2 (relating to certain adjustments to shares), no amendment or termination may adversely affect the rights of any Participant or beneficiary under any Replacement Option made under the Plan prior to the date such amendment is adopted by the Board.

                                   SECTION 7
                                   ---------

                                 DEFINED TERMS
                                 -------------

     For purposes of the Plan, the terms listed below shall be defined as follows:

     (a) Board. The term "Board" shall mean the Board of Directors of the Company.

     (b) Cause. "Cause" means, unless otherwise defined in the particular agreement evidencing the grant of a Replacement Option (i) the wilful neglect or refusal to perform the Participant's duties or responsibilities or the wilful taking of actions which materially impair the Participant's ability to perform the Participant's duties or responsibilities which continues after being brought to the attention of the Participant (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) or (ii) the wilful act or failure to act by the Participant which is materially injurious to the Company which is brought to the attention of the Participant in writing not more than thirty (30) days from the date of its discovery by the Company, or the Board.

     (c) Change in Control. The term "Change in Control" shall mean the occurrence of any one of the following events:

     (i) any "person," as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, becomes a "beneficial owner," as such term is used in Rule 13d-3 promulgated under that act, of 50% or more of the Voting Stock (as defined below) of the Company;

     (ii) the majority of the Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the Effective Date of this Plan; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by three-quarters of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director;

     (iii) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

     (iv) all or substantially all of the assets or business of the Company is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of the Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of the Company); or

     (v) the Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of the Company immediately prior to the combination hold, directly or indirectly, 50% or less of the Voting Stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by Affiliates (as defined below) of such other company in exchange for stock of such other company).

     For the purpose of this definition of "Change in Control", (I) an "Affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified and (II) "Voting Stock" shall mean

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     capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

     (d) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

     (e) Date of Termination. A Participant's "Date of Termination" shall be the date on which his employment with all Employers and Related Companies terminates for any reason; provided that a Date of Termination shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Related Company (including an Employer) or between two Related Companies (including Employers); and further provided that a Participant's employment shall not be considered terminated while the Participant is on a leave of absence from an Employer or a Related Company approved by the Participant's employer.

     (f) Disability. A Participant shall be considered to have a "Disability" during the period in which he is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

     (g) Dollars. As used in the Plan, the term "dollars" or numbers preceded by the symbol "$" shall mean amounts in United States Dollars.

     (h) Effective Date. The "Effective Date" shall be the Closing Date as defined in the Amalgamation Agreement.

     (i) Employer. The Company and each Related Company which, with the consent of the Company, adopts the Plan for the benefit of its eligible employees are referred to collectively as the "Employers" and individually as an "Employer".

     (j) Fair Market Value. The "Fair Market Value" of a share of Stock of the Company as of any date shall be the closing market composite price for such Stock as reported for the New York Stock Exchange - Composite Transactions on that date or, if Stock is not traded on that date, on the next preceding date on which Stock was traded.

     (k) Non-Employee Director. The term "Non-Employee Director" shall mean a member of the Board of Directors of the Company or a Related Company, who is not an employee of the Company or any Related Company.

     (l) Qualified Retirement Plan. The term "Qualified Retirement Plan" means any plan of the Company or a Related Company that is intended to be qualified under section 401(a) of the Code.

     (m) Related Companies. The term "Related Company" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.

     (n) Replacement Option. "Replacement Option" shall mean an option to purchase stock of the Company which conforms to the requirements of this Plan and is granted in satisfaction of the Company's obligation under
     Section 5.11 of the Amalgamation Agreement.

     (o) Retirement. "Retirement" of a Participant shall mean the occurrence of a Participant's Date of Termination with the consent of the Participant's employer after the Participant

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     is eligible for early retirement or normal retirement under the ACE Limited
     Employee Retirement Plan (or any other retirement plan maintained by the Company or the Related Companies); provided, however, that the Committee may impose such additional conditions or restrictions on Retirement as it determines to be appropriate.

     (p)  SEC.  "SEC" shall mean the Securities and Exchange Commission.

     (q) Stock. The term "Stock" shall mean shares of common stock of the Company.